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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


       Annual Report Pursuant to Section 13 or 15(d)of The Securities Exchange Act of 1934
       Date of Report      July 12, 1996


       Commission File Number      33-19038


       PERSHING LEASE INCOME LIMITED PARTNERSHIP
       (Exact name of registrant as specified in its charter)


                     MISSOURI                            43-1463913
            (State or other jurisdiction of          (I.R.S. Employer
            incorporation or organization)         Identification No.)


       6300 LAMAR, SHAWNEE MISSION, KANSAS 66202
       (Address principal executive offices)


       Registrant's telephone number, including area code (913) 236-2000

       Securities registered pursuant to Section 12(b) of the Act:
               Title of each class              Name of each exchange on
                                                    which registered
                  None                                  None


            Securities registered pursuant to Section 12(g) of the Act:
                       Units of Limited Partnership Interest


         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and
       (2)  has  been  subject to such filing requirements for the  past  90 days.
                                                        Yes  X    No

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                                       Part I


       Item 1.  Changes in Control of Registrant

       There has been no change in control of the registrant.


       Item 2.  Properties.

       N/A

       Item 3.  Bankruptcy or Receivership.

       N/A


       Item 4.  Changes in Registrant's Certifying Accountant.

       N/A


       Item 5.  Other Events.

       None


       Item 6.  Resignations of Registrant's Directors.

       On July 12, 1996 Robert L. Hechler was made President and Director of Waddell & Reed Leasing, Inc. the General Partner of Pershing Lease Income Limited Partnership due to the retirement of George L. Wirkkula, former President and Director.


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                      Pershing Lease Income Limited Partnership
                          (A Missouri Limited Partnership)



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                     PERSHING LEASE INCOME LIMITED PARTNERSHIP
                                    (Registrant)




                                By:
                                    Michael D. Strohm, Executive Vice
                                    President and Assistant Treasurer
                                    of the General Partner

                                Date:     July 29, 1996